UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period:  April 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WCM Focused International Growth Fund
(Investor Class: WCMRX)
(Institutional Class: WCMIX)

WCM Focused Emerging Markets Fund
(Investor Class: WFEMX)
(Institutional Class: WCMEX)

WCM Focused Global Growth Fund
(Investor Class: WFGGX)
(Institutional Class: WCMGX)

ANNUAL REPORT
April 30, 2015

WCM Focused International Growth Fund
WCM Focused Emerging Markets Fund
WCM Focused Global Growth Fund
Each a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedules of Investments	8
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	22
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	38
Supplemental Information	39
Expense Examples	41

This report and the financial statements contained herein are provided for the general information of the shareholders of the WCM Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus.

www.wcminvestfunds.com

281 Brooks Street Laguna Beach California 92651 949.380.0200 wcminvest.com
Dear Fellow Shareholders,

We believe that understanding (and periodically reviewing) the “how” and “why” behind our investment approach serves the valuable function of guarding our temperament in the face of all the noise and fear that “the market” throws at us over time. To that end, and as is our habit, we are again starting this annual report by laying out some broad principles in letter form that aim to give you the basics of our philosophy, goals, strategies and limitations.

It starts with the philosophical underpinnings. First and foremost is the idea that if you want a different result than the benchmark, you absolutely have to do something different. This may seem obvious, but surprisingly few are willing to take the career risk to do this.

Second, we observe that the best investors of history (among whom we aspire to be counted) think long term and partner with great businesses. Long-term thinking also means paying attention to where the world is going, recognizing that great people are very important to long-term success, and minimizing portfolio turnover.

Third, we are convinced that success—whether great investments, great businesses, or otherwise—is most often the result of recognizing and capitalizing on the few big ideas that really drive the opportunity. Said negatively, more and more data does not a better investor make. As evidence, ask yourself if the giant Wall Street firms with their armies of analysts are counted among the best investors of history.

Fourth, managing to wealth preservation—losing less in the down periods—is perhaps the surest way to long-term outperformance.

So how does all that play out in the portfolios?

Thinking differently about building portfolios drives us to a focused, best ideas approach with about 30 holdings.

Partnering with great businesses for the long run (and still thinking differently) is the source of our “bottom-up” quest for companies that exhibit quality, consistency, a long growth runway and a strengthening competitive advantage. When we find those characteristics, they tend to be among large-cap growth stocks in the consumer, healthcare and tech sectors.

Taken together, these first two results (focus, growth sectors) translate into a portfolio construction difference that, in our opinion, explains a good portion of the strategies’ historical excess return.

In fact, we refer to this as our “structural advantage”. It’s based on our belief that growing global consumer prosperity (a large-scale trend that should play out for several decades) means that these growth sectors, which are presently under-represented in the broad-based global indices, have been becoming—and in the long run, we believe, will inexorably become—larger weights in those global benchmarks. It’s simply the idea that wealthier consumers will do just what you’d think: spend more on consumer goods, technology and healthcare. That’s where the growth is most likely to be. And that trend provides a natural, long-term tailwind (advantage) to our portfolio strategies.

But most importantly, all four of those philosophical underpinnings support and inform our primary distinction, stock selection. The essential elements here are primarily two: competitive advantage dynamics (improving? deteriorating?) and the role corporate culture plays in nurturing and sustaining that competitive advantage. Then, with due respect to long-duration growth runways and valuation, a portfolio of these competitively-advantaged businesses is built using thoughtful, multi-factor diversification. This process, we believe, gives us the best chance of achieving our objective: long-term capital appreciation.

With that foundation laid, this note can proceed with some context regarding market conditions during the just ended fiscal year.

After some early gains through summer 2014, global equity markets hit a rough patch through December only to rebound through April 2015. In the end, global equity markets finished the 12-month period ending April 30, 2015 in moderately positive territory.

To go one level deeper in understanding the global markets over this 12-month period, we can use style-box categories for return attribution. Such an exercise reveals, based on MSCI indices, that growth outperformed value, that large-cap outperformed small-cap, and that emerging markets outperformed developed markets.

Interestingly, these are exactly the opposite conditions as prevailed in our prior fiscal year. And that’s why in last year’s report we speculated that the environment displayed the markers of mean reversion, referring to it as a reaction against more “normal” conditions. So, it’s nice to report that the just completed fiscal year returned to what we think of as normal.

But in spite of year-to-year fluctuations like those noted above, we still believe that the substantive trends—growing global prosperity, the proliferation of technology, etc.—support the long-term advantage of large-cap growth companies with a global reach. Opportunities to buy those kinds of businesses don’t come that often and are arguably the best part of long-term investing.

Now to the specifics of our funds.

The WCM Focused International Growth Fund (“FIG”; Institutional Class symbol WCMIX; Investor Class symbol WCMRX) completed another positive fiscal year, returning +8.51% / 8.23%, respectively, for the 12-month period ending April 30, 2015. The benchmark for FIG, the MSCI ACWI ex USA Index, returned +2.63% for the same period. The biggest changes in the portfolio’s sector weights were the reduction in Staples, from about 19% to about 14%, and the increase in Technology, from about 15% to about 22%. The latter was the result of good returns and one new purchase. That also means that Technology is now the largest overweight at the end of this year, with Industrials second. And because Technology was the best performing sector in the benchmark, our overweight was a contributor for allocation. Financials remains the largest underweight, with Energy and Telecom second and third largest. Energy was the poorest benchmark sector, so our underweight was a contributor for allocation. Overall, both sector allocation and stock selection were solid positive contributors to the year’s outperformance.

The WCM Focused Global Growth Fund (“FGG”; Institutional Class symbol WCMGX; Investor Class symbol WFGGX) also completed a positive fiscal year, returning +12.53% / 12.33%, respectively, for the 12-month period ending April 30, 2015. The benchmark for FGG, the MSCI ACWI Index, returned +7.46% for the same period. There were several changes in the portfolio’s sector weights this year. Reductions were made in Discretionary (from about 21% to about 17%), in Health Care (from about 17% to about 13%), and in Industrials (from about 15% to about 11%). Increases were in Materials (from about 3% to about 9%), Technology (from about 15% to about 20%) and Staples (from about 11% to about 14%). Discretionary remains the largest overweight relative to benchmark, with Technology a close second. Underweights are Financials and Energy, the latter also a positive contributor for allocation because Energy was the poorest performing sector in the benchmark. Overall, both sector allocation and stock selection were solid positive contributors to the year’s outperformance.

Finally, the WCM Focused Emerging Markets Fund (“FEM”; Institutional Class symbol WCMEX; Investor Class symbol WFEMX) completed its fiscal year with a negative return, down -3.99% / -4.19%, respectively, for the 12-month period ending April 30, 2015. The benchmark for FEM, the MSCI Emerging Markets Index, returned +7.80% for the same period. The notable changes in sector weights were the decrease in Energy (from about 3% to 0%), and the increases in Industrials (from about 3% to about 5%), Health Care (from about 13% to about 14%), Discretionary (from about 14% to about 15%) and Financials (from about 4% to about 5%). Staples remains our largest overweight, followed by Technology and Health Care. Financials is by far our largest underweight, with Materials and Energy after that. The Emerging Markets space was very volatile during the fund’s fiscal year, with rapid and significant rotations among leading sectors.

When the “snap shot” was taken on April 30, 2015 it showed that attribution due to allocation was a positive contributor in that we were overweight Health Care and Technology, the two best performing benchmark sectors, and underweight Materials and Energy, the two poorest performing benchmark sectors. FEM’s underperformance during this particular 12-month period, then, was almost entirely due to a handful of individual holdings, most of which were subject to unusual local market conditions. For example, many of our Chinese holdings only trade in the U.S. and thus did not benefit from the one-time money flow boost that the benchmark has enjoyed. As might be expected, many of these conditions have shown early signs of abating or even reversing.

Thank you for your confidence and trust,

WCM Investment Management

June 2, 2015

IMPORTANT INFORMATION
Foreign investments present risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. The Fund is non-diversified and may hold fewer securities than a diversified fund. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. The MSCI ACWI Index captures large and mid cap representation across Developed Markets countries (including the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

The MSCI Emerging Markets Index captures large and midcap representation across 23Emerging Markets (EM) countries. With 833 constituents, the index covers approximately 85% ofthe free float-adjusted market capitalization in each country. One cannot invest directly in an index.

The views in this report were those of the Fund managers as of the date this report was printed, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

WCM Focused International Growth Fund
FUND PERFORMANCE at April 30, 2015 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World ex USA Index (MSCI ACWI ex USA). Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2015	1 Year	3 Years	Since Inception*
WCM Focused International Growth Fund-Investor Class	8.23%	11.05%	9.52%
WCM Focused International Growth Fund-Institutional Class	8.51%	11.35%	7.11%
MSCI ACWI ex USA Index	2.63%	8.74%	3.71%
*	Investor Class and Institutional Class commenced operations on August 31, 2011 and May 31, 2011, respectively.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Expense ratios for the Investor Class and Institutional Class shares were 1.34% and 1.09%, respectively, which were stated in the current prospectus.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused Emerging Markets Fund
FUND PERFORMANCE at April 30, 2015 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI Emerging Markets Index (MSCI EM). Results include the reinvestment of all dividends and capital gains.

The MSCI EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of the emerging markets. The index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2015	1 Year	Since Inception*
WCM Focused Emerging Markets Fund-Investor Class	-4.19%	-0.93%
WCM Focused Emerging Markets Fund-Institutional Class	-3.99%	-0.71%
MSCI EM Index	7.80%	8.40%
*	Investor Class and Institutional Class commenced operations on June 28, 2013.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Gross and net expense ratios for the Investor Class shares were 34.74% and 1.65%, respectively, and for the Institutional Class shares were 34.49% and 1.40%, respectively, which were stated in the current prospectus. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.65% and 1.40% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until August 31, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused Global Growth Fund
FUND PERFORMANCE at April 30, 2015 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World Index (MSCI ACWI). Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI Index captures large to mid cap representation across Developed Markets countries (including the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. This index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2015	1 Year	Since Inception*
WCM Focused Global Growth Fund-Investor Class	12.33%	13.91%
WCM Focused Global Growth Fund-Institutional Class	12.53%	14.12%
MSCI ACWI Index	7.46%	13.87%
*	Investor Class and Institutional Class commenced operations on June 28, 2013.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Gross and net expense ratios for the Investor Class shares were 119.39% and 1.50%, respectively, and the Institutional Class shares were 119.14% and 1.25%, respectively, which were stated in the current prospectus. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until August 31, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused International Growth Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2015

Number of Shares		Value

	COMMON STOCKS – 92.4%
	AUSTRALIA – 3.0%
485,880	CSL Ltd.	$34,828,487

	BERMUDA – 4.0%
866,691	Lazard Ltd. - Class A	45,960,624

	CANADA – 9.7%
578,759	Canadian National Railway Co.	37,341,531
240,378	Canadian Pacific Railway Ltd.	45,811,239
73,300	Constellation Software, Inc.	28,736,759
		111,889,529

	CHINA – 3.6%
2,025,700	Tencent Holdings Ltd.	41,807,917

	DENMARK – 11.9%
1,062,185	Chr Hansen Holding A/S	51,422,140
887,230	Novo Nordisk A/S - ADR	49,924,432
763,958	Novozymes A/S	35,246,091
		136,592,663

	FRANCE – 2.8%
182,653	LVMH Moet Hennessy Louis Vuitton S.E.	31,939,521

	IRELAND – 4.8%
1,881,995	Experian PLC	33,611,304
328,855	ICON PLC*	21,158,531
		54,769,835

	JAPAN – 6.9%
173,243	FANUC Corp.	38,106,997
749,360	Sysmex Corp.	41,463,416
		79,570,413

	MEXICO – 1.7%
8,385,398	Wal-Mart de Mexico S.A.B. de C.V.	19,807,510

	NETHERLANDS – 12.0%
437,934	ASML Holding N.V.	46,876,455
241,009	Core Laboratories N.V.	31,639,662
781,091	Sensata Technologies Holding N.V.*	43,124,034
857,545	Yandex N.V. - Class A*	16,499,166
		138,139,317

WCM Focused International Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	SOUTH AFRICA – 1.6%
1,253,023	Shoprite Holdings Ltd.	$17,928,099

	SPAIN – 2.3%
833,375	Inditex S.A.	26,741,924

	SWEDEN – 2.6%
1,183,490	Svenska Cellulosa A.B. SCA - Class B	29,936,159

	SWITZERLAND – 12.7%
417,608	ACE Ltd.	44,679,880
655,765	Nestle S.A.	50,874,291
16,192	SGS S.A.	31,371,877
41,970	Swatch Group A.G.	18,761,908
		145,687,956

	TAIWAN – 5.6%
2,641,824	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	64,566,178

	UNITED KINGDOM – 7.2%
763,716	ARM Holdings PLC - ADR	38,941,879
493,210	Reckitt Benckiser Group PLC	43,895,614
		82,837,493

	TOTAL COMMON STOCKS (Cost $909,787,086)	1,063,003,625

	RIGHTS – 0.0%
	CANADA – 0.0%
73,300	Constellation Software, Inc.*	21,872
	TOTAL RIGHTS (Cost $—)	21,872

	SHORT-TERM INVESTMENTS – 9.1%
104,218,365	Fidelity Institutional Money Market Fund, 0.09%[1]	104,218,365
	TOTAL SHORT-TERM INVESTMENTS (Cost $104,218,365)	104,218,365

	TOTAL INVESTMENTS – 101.5% (Cost $1,014,005,451)	1,167,243,862
	Liabilities in Excess of Other Assets – (1.5)%	(17,551,279)
	TOTAL NET ASSETS – 100.0%	$1,149,692,583

ADR –	American Depository Receipt
PLC –	Public Limited Company
*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused International Growth Fund
SUMMARY OF INVESTMENTS
As of April 30, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Consumer Products	15.3%
Semiconductors	13.1%
Biotechnology & Pharmaceuticals	7.4%
Transportation & Logistics	7.2%
Machinery	7.1%
Software	6.1%
Apparel & Textile Products	4.4%
Institutional Financial Services	4.0%
Insurance	3.9%
Medical Equipment & Devices	3.6%
Retail - Consumer Staples	3.3%
Chemicals	3.1%
Technology Services	2.9%
Oil, Gas & Coal	2.8%
Commercial Services	2.7%
Retail - Discretionary	2.3%
Health Care Facilities & Services	1.8%
Media	1.4%
Total Common Stocks	92.4%
Short-Term Investments	9.1%
Total Investments	101.5%
Liabilities in Excess of Other Assets	(1.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WCM Focused Emerging Markets Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2015

Number of Shares		Value

	COMMON STOCKS – 95.8%
	ARGENTINA – 5.1%
4,915	MercadoLibre, Inc.	$699,552

	BRAZIL – 11.3%
80,775	Ambev S.A. - ADR	511,306
17,100	BRF S.A. - ADR	367,137
12,705	Embraer S.A. - ADR	396,142
24,005	TOTVS S.A.	277,336
		1,551,921

	CHINA – 15.5%
7,295	Ctrip.com International Ltd. - ADR*	464,546
10,850	Qunar Cayman Islands Ltd. - ADR*	508,105
28,945	Tencent Holdings Ltd.	597,389
44,430	Tsingtao Brewery Co., Ltd. - Class H	282,270
6,590	WuXi PharmaTech Cayman, Inc. - ADR*	284,490
		2,136,800

	INDIA – 3.7%
9,921	Dr Reddy's Laboratories Ltd. - ADR	515,694

	INDONESIA – 9.8%
442,945	Bank Rakyat Indonesia Persero Tbk P.T.	395,461
2,440,500	Kalbe Farma Tbk P.T.	337,392
1,061,000	Surya Citra Media Tbk P.T.	236,560
574,000	Tower Bersama Infrastructure Tbk P.T.	375,286
		1,344,699

	MACAU – 1.9%
131,620	Wynn Macau Ltd.	266,419

	MEXICO – 9.8%
52,700	Banregio Grupo Financiero S.A.B. de C.V.*	302,213
18,300	Grupo Televisa S.A.B. - ADR*	666,303
160,590	Wal-Mart de Mexico S.A.B. de C.V.	379,336
		1,347,852

	NETHERLANDS – 3.0%
21,333	Yandex N.V. - Class A*	410,447

	PHILIPPINES – 4.7%
424,200	Puregold Price Club, Inc.	377,562
56,050	Universal Robina Corp.	273,333
		650,895

WCM Focused Emerging Markets Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	POLAND – 4.3%
57,720	Eurocash S.A.	$585,440

	SOUTH AFRICA – 2.0%
19,415	Shoprite Holdings Ltd.	277,787

	SOUTH KOREA – 6.8%
1,695	Medy-Tox, Inc.	585,967
590	NAVER Corp.	356,760
		942,727

	TAIWAN – 7.0%
39,295	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	960,370

	TURKEY – 3.1%
24,978	Coca-Cola Icecek A.S.	423,107

	UNITED ARAB EMIRATES – 1.9%
19,425	Al Noor Hospitals Group PLC	267,746

	UNITED STATES – 5.9%
3,430	Kansas City Southern	351,541
5,803	PriceSmart, Inc.	466,909
		818,450

	TOTAL COMMON STOCKS (Cost $13,170,001)	13,199,906

	SHORT-TERM INVESTMENTS – 4.6%
634,482	Fidelity Institutional Money Market Fund, 0.09%[1]	634,482
	TOTAL SHORT-TERM INVESTMENTS (Cost $634,482)	634,482

	TOTAL INVESTMENTS – 100.4% (Cost $13,804,483)	13,834,388
	Liabilities in Excess of Other Assets – (0.4)%	(57,147)
	TOTAL NET ASSETS – 100.0%	$13,777,241

ADR –	American Depository Receipt
PLC –	Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused Emerging Markets Fund
SUMMARY OF INVESTMENTS
As of April 30, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Media	19.2%
Consumer Products	13.5%
Retail - Consumer Staples	10.9%
Biotechnology & Pharmaceuticals	10.4%
Semiconductors	7.0%
Software	6.3%
Retail - Discretionary	5.1%
Banking	5.1%
Distributors - Consumer Staples	4.2%
Health Care Facilities & Services	4.0%
Aerospace & Defense	2.9%
Engineering & Construction Services	2.7%
Transportation & Logistics	2.6%
Gaming, Lodging & Restaurants	1.9%
Total Common Stocks	95.8%
Short-Term Investments	4.6%
Total Investments	100.4%
Liabilities in Excess of Other Assets	(0.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WCM Focused Global Growth Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2015

Number of Shares		Value

	COMMON STOCKS – 99.6%
	CANADA – 2.5%
204	Canadian National Railway Co.	$13,162

	CHINA – 4.7%
1,025	Tencent Holdings Ltd.	21,155
570	Tsingtao Brewery Co., Ltd. - Class H	3,621
		24,776

	DENMARK – 7.1%
375	Chr Hansen Holding A/S	18,154
350	Novo Nordisk A/S - ADR	19,695
		37,849

	NETHERLANDS – 6.9%
137	Core Laboratories N.V.	17,985
343	Sensata Technologies Holding N.V.*	18,937
		36,922

	SWITZERLAND – 8.7%
144	ACE Ltd.	15,407
221	Nestle S.A.	17,145
7	SGS S.A.	13,562
		46,114

	TAIWAN – 3.6%
792	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	19,357

	UNITED KINGDOM – 8.9%
306	ARM Holdings PLC - ADR	15,603
185	Reckitt Benckiser Group PLC	16,544
425	Rotork PLC	15,335
		47,482

	UNITED STATES – 57.2%
93	Amazon.com, Inc.*	39,225
295	Amphenol Corp. - Class A	16,334
195	Brown-Forman Corp. - Class B	17,595
177	CME Group, Inc.	16,091
110	Cooper Cos., Inc.	19,588
140	Costco Wholesale Corp.	20,027
205	Express Scripts Holding Co.*	17,712
30	Google, Inc. - Class A*	16,463
70	LinkedIn Corp. - Class A*	17,649
154	Monsanto Co.	17,550

WCM Focused Global Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
208	NIKE, Inc. - Class B	$20,559
115	Praxair, Inc.	14,022
240	Quintiles Transnational Holdings, Inc.*	15,811
380	Starbucks Corp.	18,840
603	TD Ameritrade Holding Corp.	21,859
185	TripAdvisor, Inc.*	14,891
		304,216

	TOTAL COMMON STOCKS (Cost $466,846)	529,878

	SHORT-TERM INVESTMENTS – 9.7%
51,789	Fidelity Institutional Money Market Fund, 0.09%[1]	51,789
	TOTAL SHORT-TERM INVESTMENTS (Cost $51,789)	51,789

	TOTAL INVESTMENTS – 109.3% (Cost $518,635)	581,667
	Liabilities in Excess of Other Assets – (9.3)%	(49,268)
	TOTAL NET ASSETS – 100.0%	$532,399

ADR –	American Depository Receipt
PLC –	Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused Global Growth Fund
SUMMARY OF INVESTMENTS
As of April 30, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Consumer Products	13.7%
Media	9.2%
Retail - Discretionary	7.4%
Semiconductors	6.6%
Machinery	6.4%
Health Care Facilities & Services	6.3%
Chemicals	5.9%
Asset Management	4.1%
Software	4.0%
Apparel & Textile Products	3.9%
Retail - Consumer Staples	3.8%
Biotechnology & Pharmaceuticals	3.7%
Medical Equipment & Devices	3.7%
Gaming, Lodging & Restaurants	3.5%
Oil, Gas & Coal	3.4%
Electrical Equipment	3.1%
Institutional Financial Services	3.0%
Insurance	2.9%
Commercial Services	2.5%
Transportation & Logistics	2.5%
Total Common Stocks	99.6%
Short-Term Investments	9.7%
Total Investments	109.3%
Liabilities in Excess of Other Assets	(9.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of April 30, 2015

	WCM Focused International Growth Fund	WCM Focused Emerging Markets Fund	WCM Focused Global Growth Fund
Assets:
Investments, at cost	$1,014,005,451	$13,804,483	$518,635
Investments, at value	$1,167,243,862	$13,834,388	$581,667
Receivables:
Investment securities sold	-	-	23,111
Fund shares sold	3,007,434	-	-
Dividends and interest	3,211,134	7,964	848
Prepaid expenses	66,651	17,991	19,343
Total assets	1,173,529,081	13,860,343	624,969

Liabilities:
Payables:
Investment securities purchased	21,961,924	-	33,038
Fund shares redeemed	755,471	-	-
Advisory fees	791,219	-	-
Shareholder servicing fees (Note 7)	114,225	6,485	462
Distribution fees (Note 8)	14,477	1,055	25
Fund administration fees	69,458	5,470	5,316
Fund accounting fees	29,597	7,947	7,126
Custody fees	25,938	17,880	2,888
Auditing fees	17,704	17,000	17,500
Transfer agent fees and expenses	15,278	5,379	5,128
Chief Compliance Officer fees	1,154	1,559	1,460
Trustees' fees and expenses	243	394	470
Offering costs - Advisor	-	13,417	16,149
Accrued other expenses	39,810	6,516	3,008
Total liabilities	23,836,498	83,102	92,570

Net Assets	$1,149,692,583	$13,777,241	$532,399

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited
number of shares authorized)	$982,105,199	$14,144,943	$451,839
Accumulated net investment income	3,967,395	-	682
Accumulated net realized gain (loss) on investments and
foreign currency transactions	10,375,216	(397,701)	16,839
Net unrealized appreciation on:
Investments	153,238,411	29,905	63,032
Foreign currency translations	6,362	94	7
Net Assets	$1,149,692,583	$13,777,241	$532,399

Maximum Offering Price per Share:
Investor Class:
Net assets applicable to shares outstanding	$73,266,719	$5,245,285	$121,700
Shares of beneficial interest issued and outstanding	5,740,897	533,688	9,705
Net asset value, offering and redemption price per share	$12.76	$9.83	$12.54

Institutional Class:
Net assets applicable to shares outstanding	$1,076,425,864	$8,531,956	$410,699
Shares of beneficial interest issued and outstanding	84,046,509	864,123	32,683
Net asset value, offering and redemption price per share	$12.81	$9.87	$12.57

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2015

	WCM Focused International Growth Fund	WCM Focused Emerging Markets Fund	WCM Focused Global Growth Fund
Investment Income:
Dividends (net of foreign withholding taxes of $1,538,632, $10,370 and $351, respectively)	$14,362,113	$114,484	$5,105
Interest	29,052	313	12
Total investment income	14,391,165	114,797	5,117

Expenses:
Advisory fees	7,287,269	83,656	2,808
Fund administration fees	548,530	43,477	42,416
Shareholder servicing fees (Note 7)	483,601	11,513	495
Custody fees	169,826	60,735	13,258
Fund accounting fees	160,075	49,409	41,735
Distribution fees (Note 8)	148,579	7,595	294
Transfer agent fees and expenses	92,083	31,307	30,096
Registration fees	85,997	39,538	33,854
Miscellaneous	46,808	6,071	4,859
Shareholder reporting fees	21,001	3,500	2,000
Legal fees	17,891	11,647	11,501
Auditing fees	17,502	19,585	16,749
Trustees' fees and expenses	7,272	4,409	4,409
Insurance fees	6,402	2,368	164
Chief Compliance Officer fees	6,001	6,933	6,833
Offering costs	-	1,879	1,878

Total expenses	9,098,837	383,622	213,349
Advisory fee waived	-	(83,656)	(2,808)
Other expenses absorbed	-	(175,343)	(206,110)
Net expenses	9,098,837	124,623	4,431
Net investment income (loss)	5,292,328	(9,826)	686

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	9,564,096	(397,463)	17,564
Foreign currency transactions	(70,302)	(7,956)	(3)
Net realized gain (loss) on investments and foreign currency transactions	9,493,794	(405,419)	17,561
Net change in unrealized appreciation/depreciation on:
Investments	69,724,745	37,089	46,616
Foreign currency translations	(10,889)	92	7
Net change in unrealized appreciation/depreciation	69,713,856	37,181	46,623
Net realized and unrealized gain (loss) on investments and foreign currency	79,207,650	(368,238)	64,184

Net Increase (Decrease) in Net Assets from Operations	$84,499,978	$(378,064)	$64,870

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM Focused
	International Growth Fund

	For the	For the
	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$5,292,328	$2,053,697
Net realized gain on investments and foreign currency transactions	9,493,794	4,667,129
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	69,713,856	40,515,780
Net increase in net assets resulting from operations	84,499,978	47,236,606

Distributions to Shareholders:
From net investment income:
Investor class	(16,030)	(2,260)
Institutional class	(1,814,510)	(1,189,377)
From net realized gain:
Investor class	(194,493)	(155,143)
Institutional class	(2,419,347)	(2,984,501)
Total distributions to shareholders	(4,444,380)	(4,331,281)

Capital Transactions:
Net proceeds from shares sold:
Investor class	42,452,635	43,266,118
Institutional class	546,286,982	295,883,502
Reinvestment of distributions:
Investor class	210,192	154,907
Institutional class	4,010,678	3,916,438
Cost of shares redeemed:
Investor class[1]	(30,812,238)	(4,703,409)
Institutional class[2]	(110,570,779)	(52,541,374)
In-kind redemption:
Institutional class (Note 6)	-	(28,212,564)
Net increase in net assets from capital transactions	451,577,470	257,763,618

Total increase in net assets	531,633,068	300,668,943

Net Assets:
Beginning of period	618,059,515	317,390,572
End of period	$1,149,692,583	$618,059,515

Accumulated net investment income	$3,967,395	$1,767,309

Capital Share Transactions:
Shares sold:
Investor class	3,631,466	3,872,660
Institutional class	45,486,641	26,212,039
Shares reinvested:
Investor class	18,198	13,553
Institutional class	346,345	341,748
Shares redeemed:
Investor class	(2,575,039)	(407,129)
Institutional class	(9,221,644)	(4,597,527)
In-kind redemption:
Institutional class (Note 6)	-	(2,510,015)
Net increase in capital share transactions	37,685,967	22,925,329

[1]	Net of redemption fees of $515 and $484, respectively
[2]	Net of redemption fees of $7,456 and $1,068, respectively

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM Focused
	Emerging Markets Fund

	For the Year Ended April 30, 2015	For the Period June 28, 2013* through April 30, 2014

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(9,826)	$(2,636)
Net realized gain (loss) on investments and foreign currency transactions	(405,419)	17
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	37,181	(7,182)
Net decrease in net assets resulting from operations	(378,064)	(9,801)

Distributions to Shareholders
From net realized gain:
Investor class	(50)	-
Institutional class	(59)	-
Total distributions	(109)	-

Capital Transactions:
Net proceeds from shares sold:
Investor class	5,856,240	143,432
Institutional class	7,807,423	1,229,481
Reinvestment of distributions:
Investor class	50	-
Institutional class	59	-
Cost of shares redeemed:
Investor class	(526,690)	(28,313)
Institutional class	(316,467)	-
Net increase in net assets from capital transactions	12,820,615	1,344,600

Total increase in net assets	12,442,442	1,334,799

Net Assets:
Beginning of period	1,334,799	-
End of period	$13,777,241	$1,334,799

Accumulated net investment loss	$-	$(1,746)

Capital Share Transactions:
Shares sold:
Investor class	578,309	13,988
Institutional class	777,579	118,670
Shares reinvested:
Investor class	5	-
Institutional class	6	-
Shares redeemed:
Investor class	(55,786)	(2,828)
Institutional class	(32,132)	-
Net increase in capital share transactions	1,267,981	129,830

*	Commencement of operations.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM Focused
	Global Growth Fund

	For the Year Ended April 30, 2015	For the Period June 28, 2013* through April 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$686	$195
Net realized gain on investments and foreign currency transactions	17,561	4,152
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	46,623	16,416
Net increase in net assets resulting from operations	64,870	20,763

Distributions to Shareholders
From net investment income:
Institutional class	(506)	-
From net realized gain:
Investor class	(1,516)	-
Institutional class	(3,415)	-
Total distributions	(5,437)	-

Capital Transactions:
Net proceeds from shares sold:
Investor class	6,000	232,102
Institutional class	302,967	50,000
Reinvestment of distributions:
Investor class	1,516	-
Institutional class	3,921	-
Cost of shares redeemed:
Investor class[1]	(16,981)	(127,322)
Net increase in net assets from capital transactions	297,423	154,780

Total increase in net assets	356,856	175,543

Net Assets:
Beginning of period	175,543	-
End of period	$532,399	$175,543

Accumulated net investment income	$682	$505

Capital Share Transactions:
Shares sold:
Investor class	502	21,939
Institutional class	27,341	5,000
Shares reinvested:
Investor class	132	-
Institutional class	342	-
Shares redeemed:
Investor class	(1,444)	(11,424)
Net increase in capital share transactions	26,873	15,515

*	Commencement of operations.

[1]	Net of redemption fees of $0 and $99, respectively

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused International Growth Fund
	Investor Class

	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013	For the Period August 31, 2011* through April 30, 2012
Net asset value, beginning of period	$11.83		$10.84		$9.47	$9.29
Income from Investment Operations
Net investment income[1]	0.05		0.03		0.04	0.09
Net realized and unrealized gain on investments
and foreign currency	0.92		1.04		1.39	0.09
Total from investment operations	0.97		1.07		1.43	0.18

Less Distributions:
From net investment income	-	[2]	-	[2]	(0.03)	-
From net realized gain	(0.04)		(0.08)		(0.03)	-
Total distributions	(0.04)		(0.08)		(0.06)	-

Redemption fee proceeds[1]	-	[2]	-	[2]	-	-

Net asset value, end of period	$12.76		$11.83		$10.84	$9.47

Total return[3]	8.23%		9.90%		15.12%	1.94%	[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$73,267		$55,199		$12,873	$451

Ratio of expenses to average net assets:
Before fees waived/recovered	1.29%		1.33%		1.40%	1.75%	[5]
After fees waived/recovered	1.29%		1.33%		1.45%	1.50%	[5]
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.38%		0.22%		0.44%	1.24%	[5]
After fees waived/recovered	0.38%		0.22%		0.39%	1.49%	[5]
Portfolio turnover rate	26%		36%		30%	27%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor.  Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused International Growth Fund
	Institutional Class

	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013		For the Period May 31, 2011* through April 30, 2012
Net asset value, beginning of period	$11.87		$10.88		$9.48		$10.00
Income from Investment Operations
Net investment income[1]	0.08		0.05		0.06		0.08
Net realized and unrealized gain (loss) on investments
and foreign currency	0.93		1.05		1.40		(0.60)
Total from investment operations	1.01		1.10		1.46		(0.52)

Less Distributions:
From net investment income	(0.03)		(0.03)		(0.03)		-
From net realized gain	(0.04)		(0.08)		(0.03)		-
Total distributions	(0.07)		(0.11)		(0.06)		-

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$12.81		$11.87		$10.88		$9.48

Total return[3]	8.51%		10.16%		15.48%		(5.20)%	[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,076,426		$562,861		$304,517		$144,404

Ratio of expenses to average net assets:
Before fees waived/recovered	1.04%		1.08%		1.15%		1.44%	[5]
After fees waived/recovered	1.04%		1.08%		1.20%		1.25%	[5]
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.63%		0.47%		0.69%		0.73%	[5]
After fees waived/recovered	0.63%		0.47%		0.64%		0.92%	[5]
Portfolio turnover rate	26%		36%		30%		27%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused Emerging Markets Fund Investor Class

	For the Year Ended April 30, 2015		For the Period June 28, 2013* through April 30, 2014
Net asset value, beginning of period	$10.26		$10.00
Income from Investment Operations
Net investment loss[1]	(0.03)		(0.06)
Net realized and unrealized gain (loss) on investments
and foreign currency	(0.40)		0.32
Total from investment operations	(0.43)		0.26

Less Distributions:
From net realized gain	-	[2]	-

Net asset value, end of period	$9.83		$10.26

Total return[2]	(4.19)%		2.60%	[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$5,245		$114

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.74%		34.74%	[4]
After fees waived and expenses absorbed	1.65%		1.65%	[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(3.37)%		(33.77)%	[4]
After fees waived and expenses absorbed	(0.28)%		(0.68)%	[4]
Portfolio turnover rate	37%		19%	[3]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused Emerging Markets Fund Institutional Class

	For the Year Ended April 30, 2015		For the Period June 28, 2013* through April 30, 2014
Net asset value, beginning of period	$10.28		$10.00
Income from Investment Operations:
Net investment income (loss)[1]	-	[2]	(0.04)
Net realized and unrealized gain (loss) on investments
and foreign currency	(0.41)		0.32
Total from investment operations	(0.41)		0.28

Less Distributions:
From net realized gain	-		$-

Net asset value, end of period	$9.87		$10.28

Total return[3]	(3.99)%		2.80%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,532		$1,220

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.49%		34.49%	[5]
After fees waived and expenses absorbed	1.40%		1.40%	[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(3.12)%		(33.52)%	[5]
After fees waived and expenses absorbed	(0.03)%		(0.43)%	[5]
Portfolio turnover rate	37%		19%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused Global Growth Fund
	Investor Class

	For the Year Ended April 30, 2015	For the Period June 28, 2013* through April 30, 2014
Net asset value, beginning of period	$11.31	$10.00
Income from Investment Operations:
Net investment income[1]	0.01	-	[2]
Net realized and unrealized gain on investments
and foreign currency	1.37	1.30
Total from investment operations	1.38	1.30

Less Distributions:
From net realized gain	(0.15)	-

Redemption fee proceeds[1]	-	0.01

Net asset value, end of period	$12.54	$11.31

Total return[3]	12.33%	13.10%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$122	$119

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	64.67%	119.39%	[5]
After fees waived and expenses absorbed	1.50%	1.50%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(63.12)%	(117.84)%	[5]
After fees waived and expenses absorbed	0.05%	0.05%	[5]
Portfolio turnover rate	42%	97%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused Global Growth Fund
	Institutional Class

	For the Year Ended April 30, 2015	For the Period June 28, 2013* through April 30, 2014
Net asset value, beginning of period	$11.33	$10.00
Income from Investment Operations:
Net investment income [1]	0.10	0.03
Net realized and unrealized gain on investments
and foreign currency	1.31	1.30
Total from investment operations	1.41	1.33

Less Distributions:
From net investment income	(0.02)	-
From net realized gain	(0.15)	-
Total distributions	(0.17)	-

Net asset value, end of period	$12.57	$11.33

Total return[2]	12.53%	13.30%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$411	$57

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	64.42%	119.14%	[4]
After fees waived and expenses absorbed	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(62.87)%	(117.59)%	[4]
After fees waived and expenses absorbed	0.30%	0.30%	[4]
Portfolio turnover rate	42%	97%	[3]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

WCM Funds
NOTES TO FINANCIAL STATEMENTS
April 30, 2015

Note 1 – Organization
WCM Focused International Growth Fund (the ‘‘International Growth” or “International Growth Fund”), WCM Focused Emerging Markets Fund (“Emerging Markets” or “Emerging Markets Fund”), and WCM Focused Global Growth Fund (“Global Growth” or “Global Growth Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The International Growth Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers two classes of shares, Investor Class and Institutional Class. The International Growth Fund commenced investment operations on May 31, 2011 with the Institutional Class shares. The Investor Class shares commenced operations on August 31, 2011.

The Emerging Markets Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers two classes of shares, Investor Class and Institutional Class. The Emerging Markets Fund commenced investment operations on June 28, 2013.

The Global Growth Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers two classes of shares, Investor Class and Institutional Class. The Global Growth Fund commenced investment operations on June 28, 2013.

 The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2015

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

In accordance with the Funds’ pricing policies and procedures approved by the Board of Trustees an independent pricing service may be utilized to provide fair value pricing to securities traded on exchanges outside the United States in certain situations. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s net asset value per share (“NAV”) is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Funds may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Emerging Markets Fund and Global Growth Fund incurred offering costs of approximately $11,461 and $11,452, respectively, which were amortized over a one-year period from June 28, 2013 (commencement of operations).

(c) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2015

(d) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended April 30, 2012-2014 for the International Growth and open year ended April 30, 2014 for the Emerging Markets and Global Growth and as of and during the year ended April 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with WCM Investment Management (the “Advisor”). Under the terms of the Agreement, the International Growth Fund, Emerging Markets Fund and Global Growth Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85%, 1.00% and 0.85%, respectively, of the Funds’ average daily net assets. The Advisor has contractually agreed to waive its fees and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of average daily net assets of the International Growth Fund’s and Global Growth Fund’s Investor Class and Institutional Class shares, respectively until August 31, 2015 and August 31 2024, respectively. The Advisor has contractually agreed to waive its fees and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.65% and 1.40% of average daily net assets of the Emerging Markets Fund’s Investor Class and Institutional Class shares, respectively until August 31, 2024.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2015

For the year ended April 30, 2015, the Advisor waived its advisory fees and absorbed other expenses totaling $258,999 and $208,918 for the Emerging Markets Fund and Global Growth Fund, respectively. The Advisor may recover from the Funds fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period three fiscal years following the fiscal year in which such reimbursements occurred. At April 30, 2015, the amount of these potentially recoverable expenses was $447,448 and $392,326 the Emerging Markets Fund and Global Growth Fund, respectively. The Advisor may recapture all or a portion of these amounts no later than April 30, of the years stated below:

	Emerging Markets Fund	Global Growth Fund
2017	$188,449	$183,408
2018	258,999	208,918

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended April 30, 2015, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided CCO services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended April 30, 2015, are reported on the Statements of Changes.

Note 4 – Federal Income Taxes
At April 30, 2015, gross unrealized appreciation and depreciation of investments and foreign currency based on cost for federal income tax purposes were as follows:

	International Growth Fund	Emerging Markets Fund	Global Growth Fund
Cost of investments	$1,013,105,996	$13,841,520	$518,898

Gross unrealized appreciation	$179,227,352	$1,126,233	$70,693
Gross unrealized depreciation	(25,089,486)	(1,133,365)	(7,924)
Net unrealized appreciation (depreciation) on investments	$154,137,866	$(7,132)	$62,769

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2015

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid in Capital	Undistributed Accumulated Net Investment Income/Loss	Accumulated Undistributed Net Realized Gain/Loss
International Growth Fund	$1,821	$(1,261,702)	$1,259,881
Emerging Markets Fund	$(20,070)	$11,572	$8,498
Global Growth Fund	$(1)	$(3)	$4

As of April 30, 2015, the components of accumulated earnings (deficit) on a tax basis for the Funds were as follows:

	International Growth Fund	Emerging Markets Fund	Global Growth Fund
Undistributed ordinary income	$3,967,395	$-	$5,314
Undistributed long-term capital gains	9,475,761	-	12,470
Accumulated earnings	13,443,156	-	17,784

Accumulated capital and other losses	-	(360,664)	-
Unrealized appreciation on foreign currency translations	6,362	94	7
Unrealized appreciation (depreciation) on investments	154,137,866	(7,132)	62,769
Total accumulated earnings (deficit)	$167,587,384	$(367,702)	$80,560

The tax character of the distributions paid during the fiscal years ended April 30, 2015 and April 30, 2014, were as follows:

	International Growth Fund		Emerging Markets Fund
Distributions paid from:	2015	2014	2015	2014
Ordinary Income	$2,412,191	$1,191,637	$109	$-
Net long-term capital gains	2,032,189	3,139,644	-	-
Total distributions paid	$4,444,380	$4,331,281	$109	$-

	Global Growth Fund
Distributions paid from:	2015	2014
Ordinary Income	$5,217	$-
Net long-term capital gains	220	-
Total distributions paid	$5,437	$-

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2015

At April 30, 2015, the Funds had accumulated capital loss carryforwards as follows:

	International	Emerging	Global
	Growth	Markets	Growth
Not subject to expiration
Short-term	$-	$124,690	$-

As of April 30, 2015, the Emerging Markets Fund had $235,974 of post-October losses, which are deferred until fiscal year 2016 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended April 30, 2015, the International Growth Fund, Emerging Markets Fund and Global Growth Fund received $7,971, $0 and $0, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended April 30, 2015 the International Growth Fund, Emerging Markets Fund and Global Growth Fund purchases and sales of investments, excluding short-term investments, futures contracts, options contracts and securities sold short, were as follows:

	Purchases	Sales
International Growth Fund	$621,581,552	$209,408,247
Emerging Markets Fund	15,195,155	2,915,732
Global Growth Fund	412,213	152,005

In accordance with the Funds’ registration statement, the Funds may pay all or a portion of a shareholder’s redemption proceeds in liquid securities (from the Fund’s portfolio) with a market value equal to the redemption amount (an in-kind redemption) in lieu of cash. An in-kind redemption is allowed by the Funds’ registration statement in order to protect the interests of the Funds’ remaining shareholders. On October 1, 2013, the International Growth Fund had an in-kind redemption, whereby 2,510,015 shares were redeemed from the Fund. The Fund delivered investment securities with a fair value of $28,212,564 to this shareholder in lieu of cash. The fair market value of the investment securities delivered in this transaction are included in the Statements of Changes.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2015, for the International Growth Fund, Emerging Markets Fund and Global Growth Fund, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Investor Class, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2015

For the year ended April 30, 2015 for the International Growth Fund, Emerging Markets Fund and Global Growth Fund, distribution fees incurred by each Fund’s Investor Class shares are disclosed on the Statements of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2015, in valuing the Funds’ assets carried at fair value:

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2015

International Growth Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks[1]
Australia	$-	$34,828,487	$-	$34,828,487
Bermuda	45,960,624	-	-	45,960,624
Canada	111,889,529	-	-	111,889,529
China	-	41,807,917	-	41,807,917
Denmark	49,924,432	86,668,231	-	136,592,663
France	-	31,939,521	-	31,939,521
Ireland	21,158,531	33,611,304	-	54,769,835
Japan	-	79,570,413	-	79,570,413
Mexico	19,807,510	-	-	19,807,510
Netherlands	138,139,317	-	-	138,139,317
South Africa	-	17,928,099	-	17,928,099
Spain	-	26,741,924	-	26,741,924
Sweden	-	29,936,159	-	29,936,159
Switzerland	44,679,880	101,008,076	-	145,687,956
Taiwan	64,566,178	-	-	64,566,178
United Kingdom	38,941,879	43,895,614	-	82,837,493
Rights	21,872	-	-	21,872
Short-Term Investments	104,218,365	-	-	104,218,365
Total Investments	$639,308,117	$527,935,745	$-	$1,167,243,862
Emerging Markets Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks[1]
Argentina	$699,552	$-	$-	$699,552
Brazil	1,551,921	-	-	1,551,921
China	1,257,141	879,659	-	2,136,800
India	515,694	-	-	515,694
Indonesia	375,286	969,413	-	1,344,699
Macau	-	266,419	-	266,419
Mexico	1,347,852	-	-	1,347,852
Netherlands	410,447	-	-	410,447
Philippines	-	650,895	-	650,895
Poland	-	585,440	-	585,440
South Africa	-	277,787	-	277,787
South Korea	-	942,727	-	942,727
Taiwan	960,370	-	-	960,370
Turkey	-	423,107	-	423,107
United Arab Emirates	267,746	-	-	267,746
United States	818,450	-	-	818,450
Short-Term Investments	634,482	-	-	634,482
Total Investments	$8,838,941	$4,995,447	$-	$13,834,388

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2015

Global Growth Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks[1]
Canada	$13,162	$-	$-	$13,162
China	-	24,776	-	24,776
Denmark	19,695	18,154	-	37,849
Netherlands	36,922	-	-	36,922
Switzerland	15,407	30,707	-	46,114
Taiwan	19,357	-	-	19,357
United Kingdom	15,603	31,879	-	47,482
United States	304,216	-	-	304,216
Short-Term Investments	51,789	-	-	51,789
Total Investments	$476,151	$105,516	$-	$581,667

*	The Fund did not hold any Level 3 securities at period end.
[1]	For a break-out of common stocks by major industry classification, please refer to the Summary of Investments.

Transfers are recognized at the end of the reporting period. The following is a reconciliation of transfers between Levels for the International Growth Fund, Emerging Markets Fund and Global Growth Fund from May 1, 2014 to April 30, 2015, represented by recognizing the April 30, 2015 market value of securities:

	International Growth Fund	Emerging Markets Fund	Global Growth Fund
Transfers into Level 1	$-	$-	$-
Transfers out of Level 1	(396,838,432)	(3,314,147)	(70,818)
Net transfers in (out) of Level 1	$(396,838,432)	$(3,314,147)	$(70,818)

Transfers into Level 2	$396,838,432	$3,314,147	$70,818
Transfers out of Level 2	-	-	-
Net transfers in (out) of Level 2	$396,838,432	$3,314,147	$70,818

Note 11 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds’ policies permit the Funds to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The forward contracts were bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Funds. For the year ended April 30, 2015, the Funds did not enter into any forward contracts.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2015

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

On June 24, 2015, the Advisor has agreed to voluntarily waive all of its fees and pay all of the WCM Focused Emerging Markets Fund and the WCM Focused Global Growth Fund’s operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) from July 1, 2015 through June 30, 2016. The Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such period.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of WCM Funds

We have audited the accompanying statements of assets and liabilities of the WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, and WCM Focused Global Growth Fund, (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of April 30, 2015, and with respect to the WCM Focused International Growth Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period August 31, 2011 (commencement of operations) to April 30, 2012, with respect to the WCM Focused Emerging Markets Fund and WCM Focused Global Growth Fund, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period June 28, 2013 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting.   Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal controls over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of April 30, 2015, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2015

WCM Funds
SUPPLEMENTAL INFORMATION (Unaudited)

For Federal income tax purposes, the WCM Focused International Growth Fund designates long-term capital gain dividends of $2,032,189, or amount determined to be necessary, for the year ended April 30, 2015.

For the period ended April 30, 2015, 100%, 100%, 99.72% of dividends paid from net investment income, including short-term capital gains from the WCM Focused International Growth Fund, Emerging Markets, and Global Growth respective are designated as qualified dividend income.

For the period ended April 30, 2015, 8.48%, 100%, 48.85% of the dividends paid from net investment income, including short-term capital gains from the WCM Focused International Growth Fund, Emerging Markets, and Global Growth are designated as dividends received deduction available to corporate shareholders.

Pursant to Section 853 of the Internal Revenue Code of 1986, the WCM Focused International Growth Fund designates $5,091,252 of income derived from foreign sources and $1,422,977 of foreign taxes paid, or the amounts deemed necessary, for the year ended April 30, 2015.

Of the ordinary income (including short-term capital gain) distributions made during the year ended April 30, 2015 the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock is:

	Foreign Source Income	Foreign Taxes Paid
WCM Focused International Growth Fund	$0.0567	$0.0158

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 988-9801. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	72	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	72	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	72	None.

WCM Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader [a] ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	72	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	72	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

WCM Funds
EXPENSE EXAMPLES
For the Six Months Ended April 30, 2015 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Focused International Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/14	4/30/15	11/1/14 – 4/30/15
Investor Class	Actual Performance	$1,000.00	$1,077.70	$6.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.50
Institutional Class	Actual Performance	1,000.00	1,079.70	5.41
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	5.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% and 1.05% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

WCM Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended April 30, 2015 (Unaudited)

Focused Emerging Markets Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/14	4/30/15	11/1/14 – 4/30/15
Investor Class	Actual Performance	$1,000.00	$958.10	$8.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.62	8.24
Institutional Class	Actual Performance	1,000.00	959.20	6.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.87	6.99

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65% and 1.40% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Focused Global Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/14	4/30/15	11/1/14 – 4/30/15
Investor Class	Actual Performance	$1,000.00	$1,086.80	$6.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.13	6.73
Institutional Class	Actual Performance	1,000.00	1,087.80	6.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.76	6.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.34% and 1.22% (including excise tax reimbursement from Advisor) for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

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WCM Focused International Growth Fund
WCM Focused Emerging Markets Fund
WCM Focused Global Growth Fund
 Each a series of Investment Managers Series Trust

Investment Advisor
WCM Investment Management
281 Brooks Street
Laguna Beach, California 92651

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
WCM Focused International Growth Fund – Investor Class	WCMRX	461418 386
WCM Focused International Growth Fund – Institutional Class	WCMIX	461418 444
WCM Focused Emerging Markets Fund - Investor Class	WFEMX	46141P 842
WCM Focused Emerging Markets Fund - Institutional Class	WCMEX	46141P 834
WCM Focused Global Growth Fund - Investor Class	WFGGX	46141P 826
WCM Focused Global Growth Fund - Institutional Class	WCMGX	46141P 818

Privacy Principles of the WCM Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the WCM Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds (toll-free) at (888) 988-9801, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds (toll-free) at (888) 988-9801, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds (toll-free) at (888) 988-9801. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

WCM Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 988-9801

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-988-9801

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2015	FYE 04/30/2014
Audit Fees	$45,000	$41,250
Audit-Related Fees	N/A	N/A
Tax Fees	$ 7,500	$ 7,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2015	FYE 04/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2015	FYE 04/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/07/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/07/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/07/2015